                                                    CONSENT OF INDEPENDENT AUDITORS

We consent to the  incorporation  by  reference  in  Post-effective  Amendment  No. 15 to the  Registration  Statement  (Form N-4,  No.
33-59993)  of our report dated  February 3, 2003,  with  respect to the  consolidated  financial  statements  of American  Skandia Life
Assurance  Corporation  included in its Annual Report (Form 10-K) for the year ended  December 31, 2002,  filed with the Securities and
Exchange Commission.

                                                                                                       /s/ERNST & YOUNG LLP

Hartford, Connecticut
April 15, 2004